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                                                                   EXHIBIT 10.26

                            AMENDMENT NO. 1 TO THE
         RETIREMENT PLAN OF SCHEIN PHARMACEUTICAL, INC. AND AFFILIATES

        Schein Pharmaceutical, Inc. (the "Company") hereby adopts the following amendments to the Retirement Plan of Schein Pharmaceutical, Inc. and Affiliates (the "Plan") as follows:

        1. Effective January 1, 1994, Section 1.50 of Article I is amended by deleting the first sentence thereof and substituting the following in its place:

        " 1.50 'Year of Service' shall mean a twelve-month period, beginning on an Employee's date of hire or any anniversary thereof, during which an Employee has at least one thousand Hours of Service."

        2. Effective as of January 1, 1995, Section 4.04 of Article IV is amended by deleting the third sentence thereof and substituting the following in its place:

        "Forfeited matching contributions and the income allocable thereto shall be used first for the payment of Plan expenses, and any remaining forfeitures shall be allocated in the manner described in Section 6.05."

        3. Effective as of January 1, 1995, Section 6.05 of Article VI is amended by deleting the second paragraph thereof and substituting the following in its place:

        "Subject to any restoration allocation of forfeited amounts on behalf of a Participant who repays a distribution as described above, and the payment of Plan expenses, remaining forfeiture amounts will be allocated to all Participants employed on the last day of the Plan Year who have completed 1000 Hours of Service, on a per capita basis."

        4. Effective as of July 1, 1995, Section 10.01 of Article X is amended by deleting the first and second sentences and
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substituting the following in their place:

        "An Employee or a Qualified Beneficiary may make application to the Trustees to borrow from the Trust Fund, and the Trustees may, in their sole discretion, permit such loan, provided that such loans shall be made available to all such Employees and Qualified Beneficiaries on a reasonably equivalent basis. For purposes of determining the maximum loan amount available to an Employee, amounts credited to the Employee's Base Contribution Account will be considered to be a part of his or her Account Balance for purposes of Section 10.02(a)(ii) only if the Employee demonstrates that the reason for the requested loan satisfies the conditions for a hardship withdrawal under Section 8.01."

        5. Effective as of July 1, 1995, Section 10.02(a) of Article X is amended by deleting the second sentence thereof and by deleting from the first sentence thereof the following:

        ", or (iii) the Employee's Salary Reduction Contribution Account."

        6. Effective as of July 1, 1995, Section 10.02(f) of Article X is amended by deleting the third sentence and substituting the following in its place:

        "Repayment of a loan shall be made through payroll deductions, or if an Employee's employment terminates, the Employee may elect, in the manner prescribed by the Trustees, to make loan repayments directly to the Plan on a substantially level basis (not less frequently than quarterly) within the time period set forth in the promissory note representing the loan. Any loan may be prepaid in full or part at any time."

        7. Effective as of July 1, 1995, Section 10.02(g) of Article X is amended by deleting the phrase "otherwise satisfied by the Employee" from the first sentence and substituting the following in its place:

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        "... the Employee elects, in the manner prescribed by the Trustees to make, and does make in accordance with such election, loan repayments on a substantially level basis to the Plan (not less frequently than quarterly). Any loan shall be subject to such additional acceleration provisions as shall be determined by the Trustees to be commercially reasonable."

        8. Effective as of January 1, 1995, Section 10.02(j) of Article X is amended by deleting the words "Historic Account".

        9. Effective as of January 1, 1995, Section 10.02(j) of Article X is further amended by adding the following to the end thereof:

        "For purposes of this Section 10.02(j), the Rollover Contribution Account, Salary Reduction Contribution Account, Matching Contribution Account and Base Contribution Account shall be deemed to include the corresponding subaccounts, if any, of the Historic Account."
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                            AMENDMENT NO.3 TO THE
         RETIREMENT PLAN OF SCHEIN PHARMACEUTICAL, INC. AND AFFILIATES

        Schein Pharmaceutical, Inc. (the "Company") hereby adopts the following amendment to the Retirement Plan of Schein Pharmaceutical, Inc. and Affiliates (the "Plan") as follows:

        Effective as of June 1, 1996, Section 8.02 of Article VIII is amended by inserting the following sentence between the first and second sentences thereof:

        "Effective June 1, 1996, a Participant may also withdraw any portion of his Rollover Contribution Account for any reason after attainment of age 59 1/2."

        IN WITNESS WHEREOF, the Company has authorized and directed its duly authorized officer to execute this Amendment No.3 to the Plan this __ day of _______, 1996.

Corporate Seal                                SCHEIN PHARMACEUTICAL, INC.

                                              By:
                                                  ----------------------------
Attest

                                              Title:
                                                     ------------------------
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                          SCHEIN PHARMACEUTICAL, INC.
           UNANIMOUS WRITTEN CONSENT OF DIRECTORS IN LIEU OF MEETING

        We, the undersigned, being all of the directors of Schein
Pharmaceutical, Inc. (the "Company"), do hereby consent to the adoption of the following resolutions:

        WHEREAS, the Company maintains the Retirement Plan of Schein Pharmaceutical, Inc. and Affiliates (the "Schein Plan"); and

        WHEREAS, the Company desires to amend the Schein Plan to provide that participant rollover contributions may be withdrawn for any reason after the participant's attainment of age 59 1/2; and

        WHEREAS, the Company further desires to authorize the merger of the Marsam Pharmaceuticals, Inc. 401(k) Retirement Savings Plan (the "Marsam Plan") into the Schein Plan;

        NOW, THEREFORE, be it

        RESOLVED, that the Board of Directors hereby adopts Amendment No. 3 to the Schein Plan in substantially the form attached hereto effective June 1, 1996; and be it

        FURTHER RESOLVED, that effective July 1, 1996, the Marsam Plan be merged into, and become part of, the Schein Plan, with all account balances under the Marsam Plan thereupon becoming account balances under the Schein Plan; and be it

        FURTHER RESOLVED, that effective July 1, 1996, the Trust Agreement under the Marsam Plan (the "Marsam Plan Trust") be merged into, and become part of, the Employee Benefit Plan Trust (the "Schein Plan Trust"), with all assets and liabilities of the Marsam Plan Trust thereupon becoming assets and liabilities of the Schein Plan Trust, with the Marsam Plan Trust thereupon ceasing to exist as an independent entity; and be it

        FURTHER RESOLVED, that, upon the merger of the Marsam Plan into the Schein Plan, the Plan Administrator of the Marsam Plan shall be directed to deliver to the Plan
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Administrator of the Schein Plan all of the books, records and documents of the
Marsam Plan; and be it

        FURTHER RESOLVED, that, upon the merger of the Marsam Plan Trust into the Schein Plan Trust, the Trustees at that time in office with respect to the Marsam Plan Trust shall be directed to deliver to the Trustees then in office under the Schein Plan Trust, all of the books, records and assets of, or pertaining to, the Marsam Plan Trust, along with all such documentation, fully executed, as may be necessary to permit the transfer of title, registration or other indicia of ownership to the Trustees of the Schein Plan Trust; and be it

        FURTHER RESOLVED, that the Board of Directors hereby authorizes and directs the appropriate officers of the Company to take such actions and to execute such documents and instruments as are deemed necessary or proper to implement the foregoing resolutions, including without limitation, amendments to the Schein Plan, the Marsam Plan and trust agreements associated with the Marsam Plan Trust and the Schein Plan Trust, and the filing of such notices with regulatory agencies as may be required.

        IN WITNESS WHEREOF, we have hereunto set our hands this __ day of _____, 1996.

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